Shareholders' equity	6 Months Ended
Jun. 30, 2024
Text Block [Abstract]
Shareholders' equity
14. Shareholders’ equity
As of June 30, 2024 and December 31, 2023, the total number of ordinary shares of Immatics N.V. outstanding is 103,105,906 and 84,657,789 with a par value of €0.01, respectively.
On January 22, 2024, the Group closed an offering of 18,313,750 ordinary shares with a public offering price of $11.00 per ordinary share. The Group received gross proceeds of €185.0 million less transaction costs of €11.5 million, resulting in an increase in share capital of €183 thousand and share premium of €173.3 million.
Additionally, the number of ordinary shares increased during the three and six months ended June 30, 2024, due to exercised share options from the Group’s equity incentive plan, resulting in an increase in share capital of €1 thousand and share premium of €
1.0
 million.
Other reserves are related to accumulated foreign currency translation amounts associated with the Group’s U.S. operations.